Exhibit 99.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, of JLM Industries, Inc. (the “Company”) do each hereby certify that:

(1)	The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the “Report”) which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended.

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at, and for the fiscal year ended on, December 31, 2002.

Dated: April 15, 2003
/S/ JOHN L. MACDONALD
John L. Macdonald President and Chief Executive Officer

Dated: April 15, 2003
/S/ MICHAEL MOLINA
Michael Molina Vice-President and Chief Financial Officer